Exhibit 99.19

MBNA MASTER CREDIT CARD TRUST II

SERIES 1996-H

KEY PERFORMANCE FACTORS
JANUARY, 1997



        Expected B Maturity                                       09/17/01


        Blended Coupon                                          5.6413%



        Excess Protection Level
          3 Month Average  5.02%
          January, 1997  3.98%
          December, 1996  5.67%
          November, 1996  5.42%


        Cash Yield                                  17.14%


        Investor Charge Offs                        4.81%


        Base Rate                                   8.35%


        Over 35 Day Delinquency                     4.60%


        Seller's Interest                           13.97%


        Total Payment Rate                          12.21%


        Total Principal Balance                     $ 23,234,782,634.76


        Investor Participation Amount               $ 1,200,000,000.00


        Seller Participation Amount                 $ 3,245,155,116.27